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                        SUPPLEMENT TO THE PROSPECTUS OF
                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND
                              DATED JULY 28, 1997

    THE FUND AND ITS MANAGEMENT. In October 1997, TCW Funds Management, Inc. ("TCW"), a sub-adviser of the Fund, indicated its intention to resign as sub-adviser. On November 6, 1997, the Board of Trustees unanimously recommended that a new Investment Management Agreement between the Fund and Dean Witter InterCapital ("InterCapital") (the "New Investment Management Agreement") be submitted to shareholders for approval at a special meeting expected to be held in February 1998. The proposed New Investment Management Agreement is substantially the same as the current Investment Management Agreement, except that the New Investment Management Agreement contains additional language intended to clarify that all or a portion of the Fund's portfolio currently advised by sub-advisers may be managed directly by InterCapital.

    If the New Investment Management Agreement is approved by shareholders, InterCapital will assume managing that portion of the Fund's portfolio for which TCW had previously provided investment advice as sub-adviser. Therefore, InterCapital will be directly responsible for providing investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located in the United States, Latin America, and Canada. Under the New Investment Management Agreement, the Fund will continue to pay InterCapital a management fee at an annual rate of 1.0% of the Fund's average daily net assets, as it does under the current Investment Management Agreement. Morgan Grenfell Investment Services Limited ("Morgan Grenfell"), a sub-adviser of the Fund, will continue to provide investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located outside the Western Hemisphere, subject to the overall supervision of InterCapital. Morgan Grenfell will continue to receive a fee from InterCapital of 30% of the management fee that InterCapital receives from the Fund.

November 6, 1997